SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
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                      Exchange Act of 1934 (Amendment No. )


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                                 MEDICORE, INC.
..............................................................................
                (Name of Registrant as Specified in Its Charter)

..............................................................................
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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


                                                                  April 27, 2004


To:        Our Shareholders

From:      Thomas K. Langbein

Subject:   Invitation to the Medicore, Inc. 2004 Annual Meeting of Shareholders


      Management is extending its invitation to you to attend our annual meeting on Thursday, June 3, 2004. The annual meeting is being held at Medicore, Inc.'s executive offices at 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 at 12:00 p.m. In addition to the formal items of business, I will review the major developments of 2003, our business strategy, and answer your questions.

      This booklet includes the Notice of Annual Meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting, basically the election of three directors and the ratification of the appointment of our auditors, and provides information about Medicore, Inc., its directors and management.

      Your presence at the annual meeting would be appreciated. Your vote is very important. Whether you plan to attend the annual meeting or not, please complete, date, sign and return the enclosed proxy card as soon as possible.


      We look forward to seeing you at the annual meeting.


                                                 Thomas K. Langbein
                                                 Chairman, Chief Executive
                                                 Officer and President

                                 MEDICORE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

             -------------------------------------------------------

                        Date: Thursday, June 3, 2004

                        Time: 12:00 p.m.

                        Place: Medicore, Inc.
                               777 Terrace Avenue
                               Hasbrouck Heights, New Jersey 07604
                               (201) 288-8220

             -------------------------------------------------------


Dear Shareholder:

      You are cordially invited to attend our 2004 annual meeting to:

      1. Elect three directors, Thomas K. Langbein, Seymour Friend and Charles B. Waddell, for a term of three years;

      2. Act upon a proposal to ratify the appointment of Moore Stephens, P.C. as independent auditors for the company for the year 2004; and

      3. Transact any other business that may properly be presented at the annual meeting.

      Information relating to the above items is contained in the proxy statement attached to this Notice.

      If you were a shareholder of record at the close of business on April 16, 2004, you are entitled to vote at the annual meeting.

      Your copy of the Annual Report on Form 10-K of Medicore, Inc. for 2003 is enclosed.

      IT IS IMPORTANT THAT EVERY SHAREHOLDER BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES OWNED. TO MINIMIZE EXPENSE ASSOCIATED WITH COLLECTING PROXIES, PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY.


                                       By order of the Board of Directors

                                       Lawrence E. Jaffe
                                       Counsel and Corporate Secretary


April 27, 2004

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Information About the Annual Meeting and Voting .......................    2

Proposal No. 1 - Election of Directors ................................    7

Information About Directors and Executive Officers ....................    8

Beneficial Ownership of the Company's Securities.......................   10

Executive Compensation Report .........................................   13

Executive Compensation.................................................   15

Performance Graph .....................................................   23

Governance of the Company..............................................   24

Report of the Audit Committee..........................................   28

Certain Relationships and Related Transactions ........................   30

Section 16(a) Beneficial Ownership Reporting Compliance................   31

Proposal No. 2 - Ratification of the Appointment of the
  Independent Auditors.................................................   31

Shareholder Proposals for Next Annual Meeting..........................   34

Other Matters to be Presented to Shareholders..........................   34

Available Information..................................................   34

Shareholders Sharing the Same Last Name and Address....................   35

Financial Statements...................................................   35

Appendix A - Audit Committee Charter...................................   A-1

Appendix B - Nominating Committee Charter..............................   B-1

Appendix C - Form of Proxy Card........................................   C-1

                                 MEDICORE, INC.
                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2004

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:    Why did you send me a proxy?

A: Management of Medicore, Inc. is asking you to vote at the 2004 annual meeting. This proxy statement summarizes the information you need to know to vote intelligently.

Q:    Must I attend the meeting?

A: No. You are invited and welcome to attend the annual meeting, but instead of attending you may participate and vote by completing, signing and returning the enclosed proxy card.

Q:    Who is entitled to vote?

A: Shareholders who owned Medicore common stock at the close of business on April 16, 2004, the record date. We intend to send this proxy statement, the attached Notice of Annual Meeting, the enclosed proxy card, and our 2003 annual report, which includes financial statements, on May 5, 2004 to all of our shareholders entitled to vote.

Q:    How many votes do I have?

A: Each share of common stock is entitled to one vote. The proxy card indicates the number of shares of common stock that you own.

Q:    What am I voting on?

A: Two matters: 1) election of three class 3 directors, Thomas K. Langbein, Seymour Friend and Charles B. Waddell; and 2) ratification of Moore Stephens, P.C. as our independent auditors.

Q:    How do I vote?

A: You may vote by proxy or in person by attending the annual meeting. Voting instructions are included on your proxy card. If you submit a properly executed proxy to us in time to vote, the individuals named as your proxy will vote your shares as you have directed.

      If you submit a signed proxy card and no instructions are indicated, your shares will be voted FOR the election of three class 3 directors and FOR the ratification of Moore Stephens, P.C. as our independent auditors for 2004.

      If any other matters are properly presented at the annual meeting, including consideration of a motion to adjourn the meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed proxy card will have discretion to vote on those matters in accordance with their best judgment. We are not aware of any matters which will be presented at the annual meeting, other than the two proposals.

Q     How do I vote by proxy?

A: Complete, sign and date the enclosed proxy card and return it promptly in the prepaid postage envelope provided. Returning the proxy card will not affect your right to attend the annual meeting.

Q:    May I revoke my proxy?

A: Yes. You may revoke your proxy at any time before it is voted. There are four ways you may revoke your proxy:

      1.    by sending in another proxy card with a later date;

      2. by written notification to Lawrence E. Jaffe, our corporate Secretary, before the annual meeting;

      3.    by voting in person at the annual meeting; or

      4.    by giving notice of revocation at the annual meeting.

Q:    How do I vote in person?

A: By attending the annual meeting. At that time you will be given a ballot and you may vote your shares. If your shares of Medicore common stock are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee showing you were the beneficial owner of the shares on April 16, 2004, the record date.

Q:    How does discretionary authority apply?

A: If you properly fill in your proxy card and send it to us in time, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card but do not make any specific choices, your proxy will vote your shares as recommended by the board as follows:

      o     "FOR" the election of Thomas K. Langbein, Seymour Friend and Charles
            B. Waddell as class 3 directors; and

      o "FOR" the ratification of the selection of Moore Stephens, P.C. as independent auditors for 2004

      If any other matter is properly presented at the annual meeting, which is not presently contemplated, your proxy will vote in accordance with his best judgment.

Q:    Is my vote confidential?

A: Yes. Only the inspectors of election and other employees of the company assisting in tallying the vote will have access to your vote and comments, unless you tell us to disclose such information.

Q:    Who counts the votes?

A: We appoint two persons to act as inspectors of election, who each take an oath to accept that responsibility and certify the voting to the board.

Q:    What does it mean if I receive more than one proxy card?

A: Your shares of Medicore common stock are probably registered in more than one name or account. You should complete, sign, date and return all your proxy cards to make sure all your shares are voted. It would be appreciated if you would contact our transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004 (Attention: Proxy Department) and tell them to put all your accounts registered in the same name at the same address.

Q:    What does a quorum mean?

A: A quorum means a majority of the outstanding shares. The annual meeting may only proceed if a quorum is present at the meeting. A majority of the outstanding shares may be present at the meeting in person or by proxy. At April 16, 2004, the record date, there were 6,988,614 shares of Medicore common stock outstanding. Abstentions, broker non-votes and votes withheld from director nominees, if any, will count for quorum purposes. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. A broker "non-vote" occurs when a broker or other shareholder nominee does not vote on a particular proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the owner of the shares. A shareholder list will be available at the meeting and for 10 days prior to the meeting for your review at our New Jersey offices, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604.

Q:    How much common stock do officers and directors own?

A: Approximately 39.7% (approximately 41.5% including beneficial ownership of common stock issuable upon exercise of their options) of our common stock as of the record date. These percentages do not include the adult children of directors Langbein, Jaffe and Friend, or Susan Kaufman, the wife of director Fischbein. See "Beneficial Ownership of the Company's Securities" below.

Q:    Who are the largest principal shareholders?

A: As of the record date, Thomas K. Langbein: 1,386,014 shares (approximately 19.8%), Seymour Friend: 411,039 shares (approximately 5.9%), and Susan Kaufman, wife of our director, Peter D. Fischbein: 472,210 (approximately 6.8%). With respect to Messrs. Langbein and Friend, their beneficial interests increase, for Mr. Langbein to 1,486,014 or approximately 21.0%, and Mr. Friend to 427,705 or approximately 6.1%, if Medicore shares underlying their options are included. Until any options are exercised, however, they are not entitled to vote those shares. Messrs. Langbein and Friend are officers and directors of Medicore. See "Information About Directors and Executive Officers" and "Beneficial Ownership of the Company's Securities" below. Mr. Langbein is also Chairman of the Board of our public subsidiary, Dialysis Corporation of America, and the owner and sole director and executive officer of Todd & Company, Inc., a broker-dealer registered with the SEC. See "Certain Relationships and Related Transactions."

Q: If my stock is held in "street name" by my broker, will my broker vote my Medicore common stock for me?

A: Persons who own stock through brokers, trustees, plans or "street name" and not directly through ownership of stock certificates are considered "beneficial owners." If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions. Your broker may, but is not required to vote your Medicore shares of common stock for election of directors, without your instructions. Your broker will only vote your Medicore shares with respect to the ratification of the appointment of Moore Stephens, P.C. as independent auditors for 2004, if you provide instructions on how to vote on that proposal. You should instruct your broker right away as to how you wish to vote on both proposals and to execute and return the proxy. Follow the directions provided by your broker, bank or other record owner regarding how to instruct them to vote your Medicore shares.

Q:    Who solicits the proxies and what are the costs?

A: Our board of directors is soliciting these proxies. In addition to the use of the mails, officers, directors or employees of the company, who will receive no additional compensation for doing so, may solicit proxies by telephone or personal interview.

      We have asked banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will reimburse them for their reasonable expenses. Medicore pays all expenses of soliciting the proxies, including printing, envelopes, mailing and similar out-of-pocket expenses.

Q:    Who is eligible to submit a proposal?

A: To be eligible, you must have continuously held at least $2,000 in market value, or 1%, of our common stock for at least one year by the date you submit the proposal. You must continue to hold your shares through the date of the meeting. Either you, or your representative who is qualified under state law to present the proposal on your behalf, must attend the meeting to present the proposal.

Q:    How do I demonstrate to Medicore that I am an eligible shareholder?

A: If your shares are registered in your name, you are the record holder and we can verify your eligibility on our own.

      If a nominee, fiduciary, bank, broker or other custodian holds your shares of Medicore common stock in its name on your behalf, you may establish your eligibility in two ways:

            1. written verification from such custodian or nominee that you continuously held your Medicore shares for one year at the time you submitted your proposal; you also have to submit to us your written statement that you intend to continue to hold your Medicore common stock through the date of the shareholder meeting; or

            2. submit to us any required filings of share ownership of Medicore that you filed with the SEC, and your written statement that you continuously held the required number of shares of Medicore common stock for the one-year period and your intention to continuously hold your shares through the date of our meeting.

Q:    How many proposals may I make?

A:    One proposal for a particular shareholder meeting.

Q:    When are the year 2005 shareholder proposals due?

A: The deadline for submission of shareholder proposals to be considered for inclusion in Medicore's proxy statement for its annual meeting of shareholders for the 2004 fiscal year, which meeting will be held in 2005, is December 28, 2004. Such shareholder proposals must be submitted in writing to Lawrence E. Jaffe, corporate Secretary of Medicore, Inc., c/o Jaffe & Falk, LLC, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Any proposal should provide the reasons for it, the text of any resolution, and must comply with the applicable rules of the SEC, in particular but not limited to Rule 14a-8 of Regulation 14A of the proxy rules under the Securities Exchange Act of 1934. If a shareholder submits a proposal after the December 28, 2004 deadline but still wishes to present the proposal at Medicore's Annual Meeting of Stockholders (but not in its proxy statement) for the fiscal year ending December 31, 2004, the proposal, which must be presented in a manner consistent with our By-Laws and applicable law, must be submitted to our corporate Secretary in proper form at the address set forth above no later than March 21, 2005. Please see the section below entitled "Other Nominees" for the specific timing for a shareholder to submit the nomination of a person to a directorship position.

Q.    What do I need to do now?

A. Please vote your shares as soon as possible, so that your shares may be represented at the annual meeting. Failure to obtain a quorum will impose an additional expense on Medicore to resolicit proxies.

Q.    Where shall I call if I have questions?

A. If you have any questions about any of the proposals, you may communicate with Thomas K. Langbein, Chairman of the Board, Chief Executive Officer and President of Medicore, Inc.:

                  Address:   Medicore, Inc., 777 Terrace Avenue,
                             Hasbrouck Heights, NJ 07604
                  Telephone: (201) 288-8220
                  Fax:       (201) 288-8208
                  Email: medicore@compuserve.com

Q.    Where can I find more information about the company?

A. See "Available Information" at the end of this proxy statement. We would appreciate your providing us with your e-mail address, so we can more efficiently communicate with you. We will only use your e-mail address for communications from Medicore to you, and will not provide your e-mail address to any other person, other than as necessary for us to communicate with you. See your proxy card for e-mail address information.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Nominees for class 3 directors for a three year term:

                                                                                       Position
       Name                      Age                 Current Position                 Held Since
       ----                      ---                 ----------------                 ----------
       Thomas K. Langbein         58                 Chairman of the Board               1980
                                                     Chief Executive Officer             1980
                                                     and President                       1980

       Seymour Friend             83                 Director                            1975

       Charles B. Waddell         74                 Director                            2001

      Our restated articles of incorporation, as amended, provide for three classes of directors to be as equal in number as possible. Each class serves for a three-year term at the end of which that class comes before the shareholders for re-election. Currently, the board of directors is composed of seven members, each of class 1 and 2 has two members and class 3 has three members. The class 3 directors whose term expires at this annual meeting are the nominees for re-election this year. Messrs. Langbein, Friend and Waddell have each consented to re-election for a three-year term. If elected, each class 3 director shall serve until the annual meeting in 2007, or until he is succeeded by another qualified director who has been elected. All other directors will continue in office until expiration of the terms of their classes at the annual meeting in 2005 (for class 1 directors) or 2006 (for class 2 directors). If any of Messrs. Langbein, Friend or Waddell is unable to serve, which is not presently anticipated, the proxies will be voted for a substituted nominee as may be designated by the board.

      Our restated articles of incorporation, as amended, also provide that the entire board shall consist of no less than four and no more than nine members. Although there presently exists a vacancy in each of classes 1 and 2 of our board, which is permissible pursuant to our by-laws, proxies cannot be voted for a greater number of persons than the three nominees named for the class 3 directorships.

      A majority of the directors voting on the matter, although less than a quorum, or a sole remaining director, has the right to appoint candidates to fill any vacancies on the board. Any such appointee shall serve for the remainder of the term.

      The board established a Nominating Committee consisting of the three independent board members. The members of the Nominating Committee approved the selection of the three class 3 nominees for board of director membership and recommended their nomination to the board of directors. See "Governance of the Company" below.

      You may vote "FOR" all of the nominees, or your vote may be "WITHHELD" with respect to one or more of the nominees. Election of directors requires the affirmative vote by the holders of a plurality of outstanding common stock voting at the annual meeting of shareholders. A plurality of the votes cast means the three nominees receiving the largest number of votes cast will be elected. If you indicate "WITHHOLD AUTHORITY to vote for all or any one of three director-nominees listed" on your proxy card or ballot, your vote will not be counted in such nominee's favor. The nominees receiving the highest number of "FOR" votes will be elected. A "broker non-vote" will have no effect on the outcome of the election of directors.

--------------------------------------------------------------------------------
      THE BOARD RECOMMENDS YOU VOTE "FOR" THE ELECTION OF THOMAS K. LANGBEIN, SEYMOUR FRIEND AND CHARLES B. WADDELL, NOMINEES FOR CLASS 3 DIRECTORS.
--------------------------------------------------------------------------------

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS (CLASS 3) STANDING FOR ELECTION

      Thomas K. Langbein - Mr. Langbein is 58 years of age and has been Chairman of the Board, Chief Executive Officer and President of Medicore since 1980. He is Chairman of the Board of our 57%-owned public subsidiary, Dialysis Corporation of America, "DCA" (since 1980), and served as its Chief Executive Officer through May, 2003. He is also an officer and director of most of DCA's subsidiaries. He is President, sole shareholder and director of Todd & Company, Inc., a securities brokerage firm, currently not active, registered with the SEC and a member of the NASD. Mr. Langbein in 2000 was appointed as a director of Linux Global Partners, Inc., a private company that invests in developing Linux software companies, including Xandros, Inc., a 95%-owned subsidiary of Linux Global Partners that has developed and is attempting to market a Linux-based desktop operating system. Medicore invested in Linux Global Partners and also loaned money at various times between 2000 and 2002, which amounts have been satisfied. Mr. Langbein resigned as a Linux Global Partner director in November, 2002. Mr. Langbein devotes most of his time and efforts to the affairs of Medicore and DCA, and maintains contact with Linux Global Partners and Xandros, Inc. for the purpose of monitoring their development and overseeing Medicore's remaining investment in those entities.

      Seymour Friend* - Mr. Friend is 83 years of age and has been a director of Medicore since 1975. He served as Vice President from 1981 through May, 2003. Mr. Friend is a real estate investor and devotes a portion of his time to the affairs of Medicore.

      Charles B. Waddell* - Mr. Waddell is 74 years of age, and was previously employed as Secretary and director of our former subsidiary, Techdyne (Europe) from 1988 to 1997, responsible for preparing budgets and government financial and management reports. Mr. Waddell is qualified in the United Kingdom as a certified and corporate accountant, and as a member of the British Institute of Management.

CURRENT DIRECTORS

      Peter D. Fischbein* - class 1 director; term runs through annual meeting 2005. Mr. Fischbein is 64 years of age and has been a director of Medicore since 1984. He was a director of Viragen, Inc., a former public subsidiary of Medicore, until his resignation in 2002. Mr. Fischbein is a practicing attorney.

      Lawrence E. Jaffe - class 1 director; term runs through annual meeting 2005. Mr. Jaffe is 64 years of age, and represents Medicore and our 57%-owned public subsidiary, DCA. Mr. Jaffe is Secretary to each of our company and DCA, and he receives a substantial portion of his professional fees from these companies. See "Certain Relationships and Related Transactions."

      Anthony C. D'Amore* - class 2 director; term runs through Medicore's annual meeting in 2006. Mr. D'Amore is 73 years of age and has been a director of Medicore since 1979. Mr. D'Amore is an insurance broker and has been in the insurance business since the early 1960's.

      Robert P. Magrann* - class 2 director; term runs through Medicore's annual meeting in 2006. Mr. Magrann is 59 years of age and has been a director of our company since 1997. Mr. Magrann was affiliated with Tetley USA, Inc., with whom he held the position of Senior Vice President, Sales for its North American Food Group until July, 1999. He then became Vice President of Worldwide Sales for Kenosia Corporation, which creates software applications for manufacturers and retailers. In July, 2000, he became President and CEO of a premiere start-up website consumer value company, Couponbasket.com, which closed in November, 2000, and effected an arrangement for the benefit of creditors. Mr. Magrann served as Senior Vice President of Sales at DelMonte Foods, Inc., from April, 2001 through November, 2002, and has served as Executive Vice President from December, 2002 through the present date.

*  Member of one or more of our Audit, Nominating and Compensation Committees


EXECUTIVE OFFICERS

         Name                          Age           Position                           Held Since
         ----                          ---           --------                           ----------
         Thomas K. Langbein*            58           Chief Executive                        1980
                                                     Officer and President
                                                     (Chairman of the Board)

         Daniel R. Ouzts                57           Vice President of Finance,             1986
                                                     and Treasurer                          1983
                                                     (Principal Financial Officer)          1995


* For information concerning Mr. Langbein, see "Information About Directors and Executive Officers - Current Directors" above.

      Daniel R. Ouzts, a certified public accountant, joined Medicore in 1980 as Controller of its plasma division. In 1983 he became Controller of our company and Dialysis Corporation of America, as well as Treasurer of our company, and in 1986 became Vice President of Finance of our company. In June, 1996, Mr. Ouzts was appointed Vice President and Treasurer of Dialysis Corporation of America. See "Certain Relationships and Related Transactions."

OTHER SIGNIFICANT EMPLOYEES

         Stephen W. Everett             47           Chief Executive Officer,               2003
                                                     President and Director of              2000
                                                     Dialysis Corporation of America

      Stephen W. Everett has been involved in the healthcare industry for over 24 years. From 1993 to 1997, Mr. Everett was responsible for oversight, deal structuring, physician recruitment and practice management for the renal care division of Vivra, Inc., the second largest provider of dialysis services in the United States. Mr. Everett held positions of similar responsibility in 1998 in his affiliation with Physicians Practice Management, engaged in consulting and management in the renal healthcare field. He joined Dialysis Corporation of America in November, 1998 as Vice President, became Executive Vice President in June, 1999, President in March, 2000, and Chief Executive Officer in May, 2003.

      There are no family relationships among any of our officers or directors.

OTHER NOMINEES

      Our by-laws provide shareholders with the right to nominate persons for a directorship if the shareholder provides written notice to our Secretary not less than 60 nor more than 90 days prior to any meeting of shareholders at which directors are to be elected; provided if less than 60 days notice of the meeting is given to shareholders, written notice of nominations of directors by shareholders shall be delivered or mailed by first class U.S. mail, postage prepaid, to our Secretary not later than the close of the seventh day following the mailing date of the notice of meeting. Each notice must include as to each proposed nominee:

      o     name, age, business address, and, if known, residence address

      o     principal occupation or employment for the preceding five years

      o     beneficial ownership of the company's securities

      o any arrangement, affiliation, association, agreement or other relationship with any security holder, officer, director or other person affiliated with the company

      o     consent to serve as a director, if elected

      In addition, the shareholder or shareholders proposing such nominee must each provide their name and address as well as the name and address of any other shareholders believed to be supporting such nominee, together with the number of each class of securities of Medicore owned by each such shareholder(s).

      The Chairman of the meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a shareholder nomination was not made in accordance with the foregoing procedure, and as such the defective nomination shall be disregarded.

      We have not received any notice by an shareholder of an additional nominee for director. Any shareholder who wishes to receive a copy of the relevant section of our by-laws may request it in writing from our Secretary, Lawrence E. Jaffe, which copy shall be provided without cost to the person requesting the same.

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

      The following table sets forth as of April 16, 2004 the names and beneficial ownership of the equity securities of Medicore and its subsidiary, Dialysis Corporation of America, for (i) our directors and each of our named executive officers set forth in the Summary Compensation Table (see "Executive Compensation" below), individually itemized, (ii) our directors and executive officers as a group, and (iii) shareholders known to us to beneficially own more than 5% of our voting securities.


                                    MEDICORE, INC.          DIALYSIS CORPORATION OF AMERICA
                               ------------------------     -------------------------------
                               Common                         Common
Name                           Stock(1)            %(2)      Stock(3)(4)              %(5)
----                           --------            ----      -----------              ----
Medicore, Inc.                      --              --       4,821,244                56.8

Thomas K. Langbein           1,486,014            21.0       5,287,021(4)             62.3

Susan Kaufman(6)               472,210             7.0              --                  --

Seymour Friend+                427,705             6.1          36,600                   *

Peter D. Fischbein+            375,051             5.4          34,600                   *

Anthony C. D'Amore+            253,865             3.6          36,600                   *

Lawrence E. Jaffe              220,075             3.1         276,800(7)              3.3

Daniel R. Ouzts                136,050             1.9          59,500                   *

Robert P. Magrann+              56,000               *          34,600                   *

Charles B. Waddell+             32,000               *              --                  --

Stephen W. Everett(8)           25,000               *         334,000(9)              3.8

All directors and            2,986,760            41.5         944,477(10)            11.1
executive officers
as a group (8 persons)

----------------

+     Member of one or more of our Audit, Nominating and Compensation
      Committees.

*     less than 1%.

(1) Includes the following shares that may be acquired upon exercise of options as of April 16, 2004 or within 60 days after that date:

            Shares obtainable upon exercise of options under the 1989 Stock Option Plan: Messrs. Langbein 100,000; Friend 16,666; Fischbein 16,666; D'Amore 16,666; Jaffe 33,333; Ouzts 15,000; Magrann 7,000;
            Waddell 7,000; and Everett 8,333.

            Does not include: (i) 87,400 shares held by Mr. Langbein's two children;** (ii) 400,000 shares in Mr. Langbein's employment agreement issuable under certain conditions (see "Executive Compensation"); (iii) 87,000 shares held by Mr. Friend's two sons;**
            (iv) 121,175 shares held by Susan Kaufman, the wife of Mr. Fischbein, as trustee for their children; Ms. Kaufman is economically independent and maintains separate bank and brokerage accounts for these trusts over which Mr. Fischbein has no control and disclaims beneficial interest in such shares (see note (6) below); (v) 231,500 shares held by Mr. Jaffe's four children and a daughter-in-law;**

            (vi) 20,000 shares held by Mr. D'Amore's two daughters;** and (vii) an aggregate of 28,000 shares underlying options held by Messrs. Magrann and Waddell (14,000 options each) that vest in equal increments in September 2004 and 2005 at an exercise price of $2.25 per share.

            ** all of majority age and independent; beneficial interest in such shares is disclaimed by the applicable reporting person.

(2) Based on 6,988,614 shares outstanding exclusive of (i) 266,661 shares underlying options granted under our 1989 Stock Option Plan; (ii) 400,000 shares of common stock available for issuance under certain conditions of Thomas K. Langbein's employment agreement (see "Executive Compensation"); and (iii) 98,000 shares of common stock reserved for issuance under a key employee stock plan.

(3) Dialysis Corporation of America effected a 2-for-1 stock split of its outstanding common shares on January 28, 2004. All share amounts and per share exercise prices with respect to DCA common stock set forth in this table have been adjusted to give effect to such stock split.

(4) Medicore owns 4,821,244 shares (56.8%) of the common stock of Dialysis Corporation of America. Officers and directors of Medicore, including those officers and directors who may be officers and/or directors and shareholders of each of Medicore and Dialysis Corporation of America, disclaim any indirect beneficial ownership of Dialysis Corporation of America common stock through Medicore's 57% ownership of Dialysis Corporation of America. Thomas K. Langbein, by virtue of his positions with our company and Dialysis Corporation of America and his stock ownership of our company, may be deemed to have beneficial ownership of such Dialysis shares through shared voting and investment power with respect to our company's ownership of Dialysis Corporation of America, including (i) 465,777 shares owned directly by Mr. Langbein; and (ii) 4,821,244 shares owned by Medicore. Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest, approximately 1,012,461 Dialysis shares, approximately 12.0%. If Thomas K. Langbein excluded Medicore's ownership of Dialysis Corporation of America, then his beneficial ownership would be the 465,777 shares of Dialysis Corporation of America that he owns directly (5.5%).

(5) Based on 8,485,815 Dialysis Corporation of America shares outstanding exclusive of common stock issuable under 499,270 options exercisable at prices ranging from $.625 to $3.085 per share.

(6) Ms. Kaufman is the wife of Peter D. Fischbein, a director of Medicore. Ms. Kaufman's beneficial ownership of Medicore securities includes all of her husband's interest in Medicore other than 7,350 shares held in trust for their independent daughter, for which Mr. Fischbein is sole trustee and to which Ms. Kaufman has no interest or control. Ms. Kaufman's beneficial ownership also includes (i) 100,000 shares held in trust for their minor son; and (ii) 21,175 shares held in trust for the independent daughter of Mr. Fischbein. Ms. Kaufman, as trustee for these trusts, has sole voting and dispositive power over such shares, and she is economically independent and maintains separate checking and investment accounts for these trusts. Mr. Fischbein has no control over nor any interest in the shares held by these trusts. See note (1).

(7) Does not include 185,000 shares (2.2%) of Dialysis owned by his four children and daughter-in-law, all of whom are of majority age and live independently, and in all of which shares he disclaims beneficial interest.

(8) Chief Executive Officer and President of Dialysis Corporation of America; however, not an executive officer or director of Medicore. Mr. Everett is included as a named executive in the Summary Compensation table below on account of the relationship between Medicore and Dialysis Corporation of America, and consequently his beneficial ownership of Medicore is included herein. His ownership, however, is not included in the officers and directors of Medicore as a group.

(9) Includes 207,616 incentive options exercisable at $.625 per share to January 1, 2006. Does not include 66,000 options which vest January 1, 2005, exercisable at $.625 per share.

(10) Does not include shares of Dialysis Corporation of America owned by Medicore.


                          EXECUTIVE COMPENSATION REPORT

         In March, 2003, we established a Compensation Committee of our board of directors, consisting of independent members of our board of directors, as mandated by the Sarbanes-Oxley Act of 2002. Prior to March, 2003, compensation of our executive officers was considered by the entire board of directors. Only Thomas K. Langbein, our Chairman of the Board, Chief Executive Officer and President, has an employment agreement with our company. See "Executive Compensation - Employment Contracts and Termination of Employment and Change-In-Control Arrangements." Our philosophy is to align compensation of management with the long-term interests of our shareholders. Executive compensation is structured to motivate management to create and sustain shareholder value. We attempt to accomplish this goal by:

      (i) aligning the interests of management to our shareholders by providing stock ownership to management; and

      (ii) seeking growth and performance of our company by attracting, retaining and motivating talented executives and employees through competitive compensation.


WHAT IS THE STRUCTURE OF EXECUTIVE COMPENSATION?

      The elements of executive compensation include:

      o     base pay

      o     long-term incentives

      o special awards in recognition of extraordinary efforts and achievements


HOW IS BASE PAY DETERMINED?

      Base pay is determined by individual performance and position with and responsibilities to our company. We also try to be competitive with salaries of companies engaged in similar segments of our operations in an attempt to be able to maintain quality executives.

RESPONSIBILITIES OF THE CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

      Thomas K. Langbein has been involved with Medicore since his brokerage firm, Todd & Company, Inc., took it public in 1971. He is one of the primary individuals responsible for our performance. Mr. Langbein has been affiliated with DCA, our 57%-owned public subsidiary, for 24 years. He and Stephen W. Everett, the Chief Executive Officer and President of DCA, have been the motivating forces behind Medicore's strengthened growth and strategic business planning. Mr. Everett, involved in the health care industry for over 24 years and affiliated with DCA for four and one-half years (see "Information About Directors and Executive Officers"), has, together with DCA's management team, led DCA to consecutive profitable years in each of 2001, 2002 and 2003. Our executive management and DCA's management team have expanded the number of dialysis centers, increased DCA's acute inhospital services relationships, and have restructured and strengthened the dialysis operations. Mr. Everett is aggressively pursuing new areas of development, and with DCA's management team and healthcare personnel, have made our dialysis operations more efficient, increasing our patient base and revenues. Mr. Langbein and Mr. Everett evaluate the potential for growth and expansion of the dialysis operations, facilities and patient base. Mr. Langbein has also devoted time overseeing the company's investment in Linux Global Partners, and its 95%-owned subsidiary, Xandros, Inc. In evaluating the performance and establishing Mr. Langbein's compensation, the board took into account his efforts in directing our operations, seeking sources of capital for our and our subsidiaries' operations, pursuing areas of growth in the dialysis industry, establishing and pursuing our division for investing in and incubating new technology companies, coordinating management, operations and internal controls as we grow, and motivating key executive management toward greater overall efficiencies in labor, cost control and increased business. Mr. Langbein does not participate in decisions affecting his compensation.

WHAT ARE LONG-TERM INCENTIVES?

      The philosophy for incentive compensation is to provide competitive awards when financial objectives are achieved. Long-term incentive awards for executives usually take the form of granting stock options under our or our subsidiary's option plans or granting restricted stock awards, meaning shares which cannot be publicly sold for a certain period of time, usually for one year. We believe the granting by Medicore of stock options or restricted shares helps align the interests of our executives with our shareholders. This is premised on the basic principle that the executives will receive value only if the market value of our common stock increases over time. The market price of our common stock reflected an increase in 2003, in spite of the adverse economy and market conditions. This was primarily due to executive management's efforts in improving our and our dialysis subsidiary's operations, sales and profitability. See "Growth and Profitability" below.

SPECIAL AWARDS

      Special awards may be granted from time to time in recognition of extraordinary efforts and achievements in positively influencing company operations and financial results and enhancing shareholder value. Such may arise based upon an executive's extraordinary efforts in accomplishing expansion, acquisitions, realizing substantial marketing results, increasing market share and similar events. These situations and extent of awards are evaluated on a case by case basis. We had sustained growth in fiscal 2003, reflected by net income of approximately $273,000 or $.04 per share ($.03 diluted). Although this was lower than our net income of approximately $482,000 in 2002, the decrease was primarily attributable to the short term effect of increased costs resulting from the initial operating expenses associated with new dialysis facilities opened by our 57%-owned subsidiary in 2003. As anticipated, these operating costs impacted our subsidiary's and, consequently our earnings, but these new facilities (together with additional dialysis facilities opened in the first quarter of 2004) are expected to have a favorable impact on our subsidiary's and our operating results. In all, our medical services revenues increased by approximately $4,500,000 in 2003, and Dialysis Corporation of America continues to exhibit substantial growth. See "Growth and Profitability" below. Based on these achievements, a cash bonus of $100,000 was awarded to Mr. Langbein. See "Executive Compensation."

GROWTH AND PROFITABILITY

      Our operating revenues have continued to grow over the last several years, due to the continued expansion of our dialysis operations. Additionally, in April, 2001, we sold our electronics division which operated through our former 71%-owned subsidiary, Techdyne, Inc. for $10,000,000 with an additional three year earn-out, which amounted to $1,105,000 for fiscal 2001 and $1,011,000 for fiscal 2002. See Note 12 to "Notes to Consolidated Financial Statements" of our Annual Report on Form 10-K for the year ended December 31, 2003 accompanying this proxy statement. We had reduced our net loss from continuing operations in 2001 compared to 2000 by approximately 55%, and we had another successful growth year in 2002, during which our continuing operations became profitable and we had an approximate 30% increase in revenues compared to 2001. See Item 6, "Selected Financial Data" and Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2003 accompanying this proxy statement. We are extremely proud of our management and employees, who are hard working, loyal and dedicated to our operations and the growth of our company. We continue to be motivated, and have every reason to expect that our growth and profitability will continue in 2004. Dialysis Corporation of America is involved in continued negotiations for additional dialysis centers and acute inpatient service contracts. We look forward to 2004 as a year of expansion for our company, sustained profitability, and enhanced shareholder value.


                     SUBMITTED BY THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

  Peter D. Fischbein              Seymour Friend             Robert P. Magrann



                             EXECUTIVE COMPENSATION

      The Summary Compensation Table below sets forth compensation paid by us and our dialysis operations subsidiary for each of the last three fiscal years ended December 31, 2003 for services in all capacities to each of our respective Chief Executive Officer and each executive officer whose total annual salary, bonus or other compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                      Long Term
                                                      Annual Compensation                        Compensation Awards
                                  --------------------------------------------------------   -------------------------
(a)                                (b)           (c)              (d)              (e)               (g)                   (i)

                                                                              Other Annual         Securities           All Other
Name and                                        Salary           Bonus        Compensation         Underlying         Compensation
Principal Position                Year           ($)              ($)            ($)             Options/SARs (#)          $
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Medicore       DCA
                                                                                               --------       ---

MEDICORE, INC.
Thomas K. Langbein(1)             2003         333,232          279,400(2)     30,166(3)
                                  2002         293,000           50,000(4)     30,700(3)
                                  2001         285,000          170,000(5)     29,800(3)                                 500,000(6)

Daniel R. Ouzts                   2003          96,220           29,410(7)      1,794(8)
                                  2002          84,200           10,000(9)        430(8)
                                  2001          84,400           15,000(10)       400(8)           ---                    50,000(11)

DIALYSIS CORPORATION
OF AMERICA(12)
Stephen W. Everett(13)            2003         168,923          117,078(14)     2,338(15)
                                  2002         130,000           86,000(16)     4,000(15)
                                  2001         115,000           50,000(17)    14,600(15)                    330,000(18)     ---

--------------

(1) Mr. Langbein is the Chief Executive Officer of Medicore and served as the Chief Executive Officer of DCA until May, 2003, at which time Mr. Everett was appointed Chief Executive Officer. Mr. Langbein continues to serve as the Chairman of the Board of DCA.

(2) Includes (i) a cash bonus of $100,000 accrued in fiscal 2003 and paid in 2004, and (ii) a bonus relating to the exercise of stock options for officers, directors and employees which included the payment of the exercise price of $1.38 for 100,000 shares exercised under Mr. Langbein's options (valued at $138,000) and a related cash distribution to Mr. Langbein of $41,400.

(3) Includes automobile allowance and related expenses, life and disability insurance premiums.

(4) Bonus accrued in 2002 and paid in January, 2003; does not include $46,429 accrued in 2002 by Dialysis Corporation of America and paid in March, 2003 for a partial exercise of Mr. Langbein's Dialysis options.

(5)   Bonus accrued in 2001 and paid in April, 2002.

(6)   Grant of restricted common stock award valued at $500,000.

(7) Includes (i) a cash bonus of $2,500 accrued in fiscal 2003 and paid in 2004, and (ii) a bonus relating to the exercise of stock options for officers, directors and employees which included the payment of the exercise price of $1.38 for 15,000 shares exercised under Mr. Ouzts' options (valued at $20,700) and a related cash distribution to Mr. Ouzts of $6,210.

(8)   Life insurance premium.

(9)   Bonus accrued in 2002 and paid in January, 2003.

(10) Bonus accrued in 2001, of which $7,500 was paid in 2001 and $7,500 was paid in 2002.

(11)  Grant of restricted common stock award valued at $50,000.

(12) Dialysis Corporation of America effected a 2-for-1 stock split of its common shares on January 28, 2004. All share amounts and per share exercise prices with respect to Dialysis Corporation of America common stock set forth in this table have been adjusted to give effect to such stock split.

(13) Chief Executive Officer (since May, 2003), President and director of Dialysis Corporation of America. All compensation to Mr. Everett set forth in this table, including option grants under Long Term Compensation Award were paid or granted solely by Dialysis Corporation of America.

(14) Includes (i) a cash bonus of $50,000 accrued in fiscal 2003 and paid in 2004, and (ii) a bonus accrued in fiscal 2003 and paid in February 2004 relating to the exercise of director stock options which included the payment of the $.625 exercise price for 69,242 shares exercised under Mr. Everett's options (valued at $43,276) and a related cash distribution to Mr. Everett of $23,802, all of which was paid by Dialysis Corporation of America.

(15) Includes automobile related expenses which were nominal for 2003 and 2002, and were $9,600 for 2001; life insurance premiums; and moving expenses in 2001 of $5,000, all of which were paid by Dialysis Corporation of America.

(16) Includes (i) $35,714 accrued in 2002 and paid in March, 2003 for the partial exercise of options; and (ii) a bonus of $50,000 accrued in 2002 and paid in January, 2003; all paid by Dialysis Corporation of America.

(17) Dialysis Corporation of America bonus accrued in 2001 and paid in January, 2002.

(18) Incentive options initially granted by Dialysis Corporation of America on January 2, 2001. Mr. Everett has exercised a portion of these options for an aggregate of 56,384 shares. The remaining options include 207,616 options which are vested and 66,000 options which are due to vest on January 1, 2005.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

      Mr. Langbein recently entered into a new employment agreement with Medicore that will run through February 28, 2009 at an annual salary, presently of $353,500, with yearly increases in increments of no less than $12,000. The agreement provides for Mr. Langbein to serve as the Chairman, Chief Executive Officer and President.

      Main provisions of the employment agreement

      o     monthly automobile allowance

      o benefit plans and other fringe benefits available to Medicore employees and executives

      o     reimbursement for business expenses

      o     payment of universal and term life insurance owned by Mr. Langbein

      o indemnification for acting as an officer and/or director of Medicore and subsidiaries

      o non-competition for one year from termination within 10 miles of our then existing dialysis and medical products facilities

      o full compensation first 180 days of disability with Medicore then having the option to continue Mr. Langbein's employment with full compensation less disability payments

      The employment agreement also contains different termination provisions as follows:

      o upon death, termination due to disability or Mr. Langbein's termination without good reason (defined below), Medicore will pay to Mr. Langbein a lump sum payment equal to three years of Mr. Langbein's salary, including expenses and benefits, determined as of the date of termination (for purposes of this discussion, the "lump sum payment")

      o Mr. Langbein has the option to take 400,000 shares of Medicore common stock instead of the lump sum payment; which shares would carry a two year right to demand registration of the shares, and a three year right to include the shares in any registration statement filed by Medicore during that time, such registration in either case being at Medicore's cost

      o for good reason by Mr. Langbein or upon the wrongful termination of Mr. Langbein by Medicore, Medicore shall continue to pay Mr. Langbein's salary, benefits and expenses, and provide Mr. Langbein with the lump sum payment, with the option to Mr. Langbein to acquire the Medicore shares in lieu of the lump sum payment

      o for cause by Medicore, it shall pay Mr. Langbein the lump sum payment

      o at expiration, if either of Medicore or Mr. Langbein does not renew or enter into new employment with the other party, Medicore shall pay Mr. Langbein a severance allowance which is the lump sum payment or Mr. Langbein's option to take Medicore shares

      o other than upon termination of Mr. Langbein by Medicore for cause, or Mr. Langbein's termination of his employment without good reason, upon Mr. Langbein's termination, there shall be full vesting of any warrants, options or similar rights held by Mr. Langbein; Mr. Langbein has choice to keep those options, otherwise Medicore is required to repurchase them at a certain repurchase formula.

      DEFINITIONS

      o "cause" - willful failure to perform duties under the employment agreement, and illegal or gross misconduct which damages the business or reputation of our company

      o "good reason" - assigning Mr. Langbein duties inconsistent with his position or any action that results in reducing Mr. Langbein's authority, duty or responsibilities; reduction of salary, expenses or benefits; or other substantial breach of the agreement

      The employment agreement also provides for "change in control" provisions, including (a) the announcement of and/or acquisition by, any person not affiliated with Mr. Langbein, of 25% or more of Medicore's outstanding common stock, (b) a sale by Medicore of substantially all of its assets, or a merger or acquisition of Medicore, or (c) certain changes in the board other than through shareholder elections of members nominated by the existing board. Upon such a "change in control," Medicore or a successor entity shall pay Mr. Langbein the lump sum payment with the option for shares in lieu thereof, and the employment agreement shall remain in full force and effect.

      Stephen W. Everett, President and director of Dialysis Corporation of America, has a five-year employment contract through December 31, 2005. His first year salary was $120,000, increasing a minimum of $10,000 per annum the second and third years, and for each of the two remaining years, the prior year's adjusted compensation increased by an amount equal to the lesser of 3% of pre-tax profits or $10,000. Mr. Everett's employment agreement also provides:

      o employee and fringe benefits to the extent available to other similarly situated executive employees

      o termination provisions: three months' severance pay for most circumstances; upon breach by Dialysis Corporation of America, severance pay equal to the greater of six months of his then compensation or his remaining compensation under the agreement

      o non-competition for one year from termination within the United States; provided, non-competition eliminated if Dialysis Corporation of America terminates Mr. Everett without cause or due to its material breach of the agreement

      Certain executive and accounting personnel and administrative facilities of Medicore and Dialysis Corporation of America, were common for fiscal 2002. The costs of executive and accounting salaries and other shared corporate overhead are charged based on the time spent. Mr. Langbein, as an officer and director of Medicore and Dialysis Corporation of America, and Mr. Daniel Ouzts, as an officer of Medicore and Dialysis Corporation of America, divide their time and efforts among each company. See "Certain Relationships and Related Transactions."

OPTIONS, WARRANTS OR RIGHTS

1989 Medicore Stock Option Plan

      o     expires May 18, 2009

      o option grants are available to employees, officers, directors, consultants, advisors and similar persons

      o options are non-qualified, having a five year term, and an exercise price equal to or greater than fair market value on date of grant

      o options that have vested may be exercised with cash or Medicore common stock or both; if exercised with stock, optionee receives additional option for amount of shares used for exercise at an exercise price equal to the then current market price and exercisable for the term of the remainder of original option

      o     termination of optionee's affiliation with the company

            - death, disability or retirement after age 65; exercisable for up to two years from such event but not beyond expiration date of option

            - any other termination; right to exercise terminates immediately

      o forced redemption at formulated prices upon change in control of Medicore which includes (i) sale of substantially all assets of Medicore or its merger or consolidation, (ii) majority of board changes other than by election of shareholders pursuant to board solicitation or vacancies filled by board caused by death or resignation, or (iii) any person acquires or makes a tender offer for at least 25% of Medicore's common stock; optionee may waive redemption

      o     options are non-transferable

      o     1989 Medicore Plan history last five years to April 16, 2004

            -     1,000,000 shares reserved for issuance

            -     809,000 granted in 1995

            -     803,000 expired; 3,000 exercised; 3,000 cancelled

            - 42,000 granted in September, 2003 (exercisable at $2.25 per share to 9/25/08)

            - 820,000 granted in July, 2000 (exercisable at $1.38 per share to 7/26/05)

            -     579,339 exercised; 16,000 cancelled

            - 238,661 outstanding and vested, 28,000 outstanding and unvested (held by a total of 14 persons including eight officers and directors of Medicore), and 151,000 available for future grant under the plan

2000 Medicore Stock Option Plan

      o     adopted February 17, 2000

      o authorized the issuance of up to 500,000 options (incentive and non-qualified)

      o     plan expires February 16, 2005

      o exercise price determined by board (or committee); options must be granted at least at fair market value on date of grant

      o options may be exercised by cash, or at the discretion of board (i) through delivery of shares with fair market value equal to the exercise price, (ii) by optionee's personal recourse or (at the discretion of board) non-recourse note, (iii) through the assignment to Medicore of the proceeds from the sale of stock acquired on exercise with authorization to broker to pay proceeds to Medicore for the exercise price, or (iv) any combination of the above

      o options and their underlying shares are non-transferable except by will or laws of descent

      o     termination of optionee's affiliation with the company

            -     for cause: exercise terminates immediately

            - retirement, permanent disability or death: exercisable for nine months from such event

            -     change in control

      o     2000 Medicore Plan history to April 16, 2004

            -     475,000 granted on February 17, 2000

                  *     150,000 non-qualified options

                  *     325,000 incentive options

            -     exercisable at $3.25 per share

            -     all options expired unexercised on February 16, 2003

1995 Dialysis Corporation of America Stock Option Plan

      o     expired November 9, 2000

      o terms substantially similar to Medicore's 2000 Stock Option Plan (see above)

      o outstanding options for 10,000 shares of Dialysis Corporation of America held by a director of Dialysis Corporation of America and exercisable at $1.13 per share, were exercised on June 9, 2003

1999 Dialysis Corporation of America Stock Option Plan

      o     expires April 20, 2009

      o terms substantially similar to Medicore's 2000 Stock Option Plan (see above)

      o 1999 Dialysis Corporation of America Plan history to April 16, 2004 (adjusted for the 2-for-1 stock split effected by Dialysis Corporation of America on January 28, 2004)

            -     3,000,000 shares reserved for issuance

                        authorized:        3,000,000
                        issued:            2,241,000
                        vested:               282,270
                        non-vested:           217,000
                        exercised:         1,556,086
                        cancelled:            185,644
                        outstanding:          499,270
                        available:            944,644
                        exercise prices:   range from $.625 to $3.085
                        exercise periods:  range from 1/1/06 to 1/12/09



      In September, 2003, Medicore awarded bonuses to its officers, directors and employees in the form of (a) the payment of the exercise price on certain of their outstanding and vested options granted under the 1989 Plan, and (b) a cash distribution equal to approximately one-third of the value of the option exercise. In accordance with the option exercise portion of the bonus, our directors, including our Chief Executive Officer and President, as well as our Vice President of Finance, exercised options for an aggregate of 203,334 shares. See "Summary Compensation Table" above.

      In September, 2003, we also granted non-qualified stock options for 21,000 shares of our common stock to each of Messrs. Charles B. Waddell and Robert P. Magrann, each of whom is an independent member of our board of directors. The options vest annually in three equal increments commencing September 25, 2003, and have an exercise price of $2.25 per share.

      All options awarded have an exercise price equal to no less than 100% of the closing market price of our common stock on the date of grant.


              OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2003

      Neither Medicore nor Dialysis Corporation of America granted options to any of the named executives set forth in the Summary Compensation Table above during fiscal 2003. Medicore granted an aggregate of 42,000 options under its 1989 Plan to two non-employee members of its board of directors in September, 2003. See "Options, Warrants or Rights" above.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

(a)                                   (b)               (c)                (d)                      (e)
                                                                        Number of
                                                                        Securities                Value of
                                                                        Underlying               Unexercised
                                                                        Unexercised              In-the-Money
                                                                        Options/SARs           Options/SARs at
                                                                        at FY-End (#)         Fiscal Year End($)
                              Shares Acquired     Value Realized        Exercisable/             Exercisable/
Name                          on  Exercise (#)        ($)               Unexercisable            Unexercisable($)
-----------------------------------------------------------------------------------------------------------------

Thomas K. Langbein
    Medicore Options               100,000            7,000(1)           200,000 (exer.)            164,000(2)
    Dialysis Options(3)            74,286(4)         93,000(5)           445,714 (exer.)          1,215,000(6)

Daniel R. Ouzts

    Medicore Options                15,000            1,050(1)            30,000 (exer.)             24,600(2)
    Dialysis Options                   -0-            -0-                 50,000 (exer.)            136,250(6)

Stephen W. Everett(7)
    Medicore Options                 8,334              583(1)            16,666 (exer.)             14,000(2)
    Dialysis Options                57,142(4)        72,000(5)           276,858 (exer.)            754,000(8)
                                                                          66,000 (unexer.)          180,000(9)

----------

(1) Based on the fair market value of Medicore common stock of $1.45 on September 11, 2003, the exercise date.

(2) The options are exercisable for shares of Medicore common stock through July 26, 2005 at $1.38 per share. The closing price of Medicore's common stock as reported by Nasdaq as of December 31, 2003 was $2.20.

(3) Dialysis Corporation of America effected a 2-for-1 split of its outstanding common shares on January 28, 2004. All share amounts and per share exercise prices relating to Dialysis Corporation of America common stock set forth in this table have been adjusted to give effect to such stock split.

(4) Represents shares acquired through the exercise of options on March 10, 2003, the exercise price of which was paid for through a pro rata bonus to the DCA board of directors from accrued compensation of approximately $100,000 as of December 31, 2002. Messrs. Langbein and Everett each exercised a portion of their options at an exercise price of $.625 per share.

(5) Based on the fair market value of Dialysis Corporation of America common stock of $1.88 on March 10, 2003, the exercise date.

(6) The options were exercisable at $.625 per share through April 20, 2004 (all of which were exercised subsequent to December 31, 2003). The closing price of Dialysis Corporation of America's common stock as reported by Nasdaq at December 31, 2003 was $3.35.

(7) Mr. Everett has been the Chief Executive Officer of DCA since May, 2003. He is also the President and a director of DCA.

(8) Includes (i) options for 12,858 shares exercisable at $.625 per share through April 20, 2004, and (ii) options for 264,000 shares exercisable at $.625 per share through January 1, 2006. An aggregate of 69,242 of these options were exercised subsequent to December 31,2003. See note (6) for the closing price of Dialysis Corporation of America's common stock on December 31, 2003.

(9) Non-vested options. Upon vesting these options are exercisable at $.625 per share through January 1, 2006.



                                PERFORMANCE GRAPH

      The following graph shows a five-year comparison of cumulative total shareholder returns for Medicore, the Nasdaq Market Index, and the Kidney Dialysis Center Industry Index from December 31, 1998 through December 31, 2003. The cumulative total shareholder returns on our common stock was measured by dividing the difference between our share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total shareholder return assumes $100 invested at the beginning of the period in our common stock, in the Nasdaq Market Index, and the Dialysis Center Industry Index. The basis for the presentation in the performance graph of shareholder returns for the Dialysis Center Industry Index is that Medicore has been in dialysis operations since 1977 through its public subsidiary, Dialysis Corporation of America, although the more significant operations of Medicore for a number of years were in the contract manufacturing of electronic and electro-mechanical products, through a former subsidiary, Techdyne, Inc. On July 27, 2001, we sold our 71% interest in Techdyne, Inc. and we replaced the Electronics Industry Index, presented in our earlier proxy statements, with our current primary operations, the Dialysis Center Industry Index. We did not pay dividends on our common stock during the measurement period and the calculations of cumulative total shareholder returns on the common stock does not include dividends. This graph is presented in accordance with SEC requirements. You are cautioned against drawing any conclusions from this information, as past results are not necessarily indicative of future performance. This graph in no way reflects a forecast of future financial performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS AMONG MEDICORE, NASDAQ MARKET INDEX AND THE DIALYSIS CENTER INDUSTRY INDEX


                                                                                      Kidney
Measurement Period                   Medicore, Inc.          Nasdaq Index         Dialysis Centers
------------------                   --------------          ------------         ----------------
(Fiscal Year Covered)
December 31, 1998                        $100.00               $100.00               $100.00
December 31, 1999                         165.00                176.37                 43.93
December 31, 2000                          70.00                110.86                 71.15
December 31, 2001                         125.60                 88.37                 93.10
December 31, 2002                         116.80                 61.64                 93.05
December 31, 2003                         176.00                 92.68                134.13

                            GOVERNANCE OF THE COMPANY

THE BOARD OF DIRECTORS

      Our board of directors oversees the business and affairs of Medicore and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The board is kept knowledgeable and informed through discussions with the Chairman, other directors, executives, the Audit, Nominating and Compensation Committees, division heads and advisors (counsel, outside auditors, investment bankers and other consultants), by reading reports, contracts and other materials sent to them and by participating in board and committee meetings.

      The board met five times during 2003, and in addition, took other action by unanimous written consent. All directors participated at the meetings, either present in person or by telephone conference call, except for two of the meetings where one director was absent each time. Our policy is to encourage all of our board members to attend the annual meeting of shareholders. Our annual meeting of the board of directors typically follows immediately after the annual shareholders' meeting to facilitate the board's attendance at both such meetings. All of our board members attended last year's annual shareholders' meeting.

CORPORATE GOVERNANCE

      Our board and management have a long-standing commitment to sound and effective corporate governance practices. In 2002, our subsidiary, Dialysis Corporation of America adopted a Compliance Program to prevent and detect violations commonly known in the healthcare industry as "fraud and abuse" laws. We believe the program will further our mission to deliver high quality patient services and care and demonstrate to the patients and communities we serve, as well as our employees and affiliated physicians, our commitment to honest and responsible individual and corporate conduct.

      Medicore and Dialysis Corporation of America have each developed a Corporate Integrity Program to assure that each entity continues to achieve the goals of providing the highest level of care and service in a professional and ethical manner consistent with applicable federal and state laws and regulations. These programs are intended to reinforce Dialysis Corporation of America's as well as our management's, employees' and professional affiliates' awareness of their responsibilities to comply with applicable laws in the increased and complex regulatory environment relating to our operations.

      As part of our Corporate Integrity Program, we have developed a Code of Ethics and Business Conduct covering management and all employees to assure all persons affiliated with us and our operations act in an ethical and lawful manner. The Code of Ethics and Business Conduct covers relationships among and between affiliated persons, including Dialysis Corporation of America patients and payors, and relates to information processing, compliance, workplace conduct, environmental practices, training, education, development, among other areas. Dialysis Corporation of America has also developed its Code of Ethics and Business Conduct and, in its commitment to delivering quality care to dialysis patients, has mandated rigorous standards of ethics and integrity.

      Our Code of Ethics and Business Conduct is designed to provide:

      o ethical handling of actual or apparent conflicts of interest between personal and professional relationships

      o full, fair, accurate, timely, and understandable disclosure in reports and documents we file with the SEC and in our other public communications

      o     compliance with applicable governmental laws, rules and regulations

      o prompt internal reporting of violations of the Code to an appropriate person identified in the Code

      o     accountability for adherence to the Code.

      Our board and management have reviewed with our counsel, Audit Committee and independent auditors the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC, and the new listing requirements of the Nasdaq Stock Market. We have already met many of these new requirements, and are implementing all such additional requirements on a timely basis.

BOARD COMMITTEES

      Our board of directors is comprised of a majority of independent directors, has an Audit Committee, and in March, 2003, established Nominating and Compensation Committees, each of which consist solely of independent directors. Our board has two other employee members.

AUDIT COMMITTEE

      In accordance with Nasdaq Stock Market Rule 4350(d), our Audit Committee is comprised of at least three members, all of whom are independent as defined in Rule 4200(a)(15) and who meet the criteria of independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, all of whom have not participated in the preparation of our financial statements at any time during the past three years, and all of whom are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. Charles B. Waddell, Chairman of our Audit Committee, has past employment experience in finance or accounting, forming the background which results in his financial sophistication and his designation as the "financial expert" of the Audit Committee pursuant to Item 401(h) of Regulation S-K promulgated under the Securities and Exchange Act of 1934. For Mr. Waddell's credentials, reference is made to "Information About Directors and Executive Officers." The designation of Mr. Waddell as the Audit Committee financial expert does not impose on him any duty, obligation or liability that is greater than any duty, obligation or liability imposed on any member of the Audit Committee and board of directors. The other members of our Audit Committee are Peter D. Fischbein and Robert P. Magrann.

      The Audit Committee, a very essential oversight committee, pursuant to its charter provides assistance to the board in fulfilling its responsibilities to our shareholders and the investment community relating to accounting, reporting practices, the quality and integrity of our financial reports, and surveillance of internal controls and accounting and auditing services. The Audit Committee charter specifies:

      o     the scope of the Audit Committee's responsibilities

      o     how the Audit Committee carries out those responsibilities

      o     the structure, processes and membership requirements

      The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of our financial statements. A more complete description of the Audit Committee's responsibilities is provided in its charter, a copy of which is attached as Appendix A to this Proxy Statement.

      The Audit Committee met five times in 2003. All members of the Audit Committee were present at each of the meetings.

      COMPENSATION COMMITTEE

      Our Compensation Committee was established in March, 2003, and consists of Messrs. Fischbein, Friend and Magrann, each of whom is an independent board member. The Committee met one time in 2003. Our Compensation Committee has the responsibility to:

      o review and recommend to the board of directors approval of the compensation for the Chief Executive Officer

      o review and recommend to the board of directors the adoption or amendment of the compensation and benefit plans and programs for the officers and other key employees, including any stock option or incentive compensation plans

      o review and approve specific matters which are consistent with such plans and programs; approve the terms and conditions of awards under such plans within the limits of each plan

      o review and approve compensation and benefit arrangements for senior management; the Chief Executive Officer may participate with the Compensation Committee in the review and approval of senior management compensation

      The Committee's report on executive compensation is set forth above under "Executive Compensation Report."

      NOMINATING COMMITTEE

      Our Nominating Committee was established in March, 2003, and is comprised of Messrs. D'Amore, Friend and Fischbein, each of whom is an independent member of our board of directors. We have adopted a formal written Nominating Committee Charter, a copy of which is attached to this Proxy Statement as Appendix B, which addresses the nominating process and provides for the Nominating Committee to:

      o assist the board in identifying and evaluating individuals qualified for board membership

      o recommend to the board nominees for directors for each annual meeting of shareholders

      o     recommend director nominees for each committee

      The Nominating Committee has a policy to consider director candidates recommended from many sources, including, but not limited to, recommendations from shareholders, directors, whether management or non-management, executive officers, or third-party search firms. Procedures to be followed by shareholders in recommending a director candidate are set forth under "Information About Directors and Executive Officers - Other Nominees."

      Any director candidate, from whatever recommendation source, is considered and evaluated by the Nominating Committee based upon education, experience, leadership qualities, integrity, and most importantly, a combination of these qualities forming the basis of the ability to contribute to the board, Medicore and our shareholders.

      The process of evaluating nominees includes, among others:

      o     discussions with the recommending party

      o     due diligence checks of the nominee

      o     interviews with the nominee

      o     needs of the board

      Medicore to date has not retained or engaged any third party to assist in the process of identifying or evaluating candidates for prospective board membership. See the section above entitled "Information About Directors and Executive Officers - Other Nominees" with respect to the procedures for shareholders to follow in submitting candidates for nomination as directors of Medicore and whether any such submissions have been made.

      Our Nominating Committee met one time during 2003.

COMPENSATION OF DIRECTORS

      No standard arrangements for compensating directors for services as directors or for participating on any committee exists. We reimburse directors for travel and related out-of-pocket expenses incurred in attending shareholder, board and committee meetings, which expenses have been minimal. In lieu of any cash compensation or per meeting fees to directors for acting as such, we have provided directors, among others, with options to purchase common stock of the company at exercise prices no less than the fair market value as of the date of grant. See "Beneficial Ownership of the Company's Securities" and "Executive Compensation - Options, Warrants or Rights" above.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The board of directors has a process for security holders to send communications to the board of directors, which includes:

      By email:

      o     to the Chairman of the Board of Directors, medicore@compuserve.com;
            or

      o to counsel to the company, Jaffe & Falk, LLC, attention Lawrence E. Jaffe, Esq., who is also the Secretary to the company, at lej@jafalaw.com

      By facsimile:

      o     to the Chairman of the Board of Directors, (201) 288-8208

      By telephone:

      o to Thomas K. Langbein, Chairman of the Board of Directors, at (201) 288-8222; or

      o     to corporate counsel and Secretary to the company at (201) 288-8282

      Any such communication shall be directed to the appropriate director or directors as requested by the shareholder.

      The board welcomes shareholders' views, recommendations, and input of any reasonable nature.


                          REPORT OF THE AUDIT COMMITTEE

      We have a written Audit Committee Charter, which was adopted in June, 2000 (a copy of which was filed with our definitive Proxy Statement on Schedule 14-A for our annual meeting of shareholders in 2001). The Audit Committee has reviewed and reassessed the adequacy of its Charter on an annual basis, and based on its reassessment, the Audit Committee amended the Charter in November, 2002, a copy of which is attached hereto as Appendix A. Under the guidance of the Charter, the Audit Committee is charged with overseeing the accounting, reporting practices, and the quality and integrity of financial reports of our company. See "Governance of the Company - Board Committees - Audit Committee" above. The ultimate responsibility for good corporate governance rests with the board of directors, whose primary roles are oversight, counseling and direction to Medicore's management in the best interests of our shareholders.

      Management has the primary responsibility for the system and integrity of internal controls, disclosure controls and procedures, and the financial reporting process. Our independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. Our independent auditors also submit a detailed report to our Audit Committee which includes accounting policies used to prepare financial statements, effective accounting treatments, and discussions with management. The Audit Committee has the responsibility to monitor and oversee these processes. In accordance with rules of the SEC and Nasdaq, our Audit Committee has ultimate authority and responsibility to select, interview, evaluate, and, if necessary, replace our independent auditors. Medicore has to make funds available to the Audit Committee for the retention of independent auditors and the engagement of the Committee's own advisors as it deems appropriate. Our Audit Committee recently interviewed several accounting firms to perform the 2003 audit of our consolidated financial statements, and in January, 2004, retained Moore Stephens, P.C. to replace our former independent accountants, Wiss & Company, LLP, which firm withdrew from auditing SEC clients. See "Proposal No. 2- Ratification of the Appointment of Independent Auditors."

      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" as defined under SEC and Nasdaq rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

      The Audit Committee has an agenda for the year that includes, among many other responsibilities, the company's financial statements, internal controls and audit matters. The Audit Committee meets at least quarterly in executive session, and also meets or otherwise has discussions with our independent accountants, our Vice President of Finance, who is also our Principal Financial Officer, and management, to review our interim financial results before the publication of our quarterly reports on Form 10-Q and our press releases. Management's and the independent auditors' presentations to and discussions with the Audit Committee cover various topics and events that may have significant financial impact and/or are the subject of discussions between management and the independent auditors. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by Medicore regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by Medicore employees, received through established procedures, of concerns regarding questionable accounting or auditing matters.

      Medicore's independent auditors provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discusses with the independent auditors and management that firm's independence.

      In accordance with Audit Committee policy and the requirement of law, all services to be provided by its independent accountants, currently Moore Stephens, P.C., are pre-approved by the Audit Committee. Pre-approval currently includes audit services and certain tax services. No audit-related services or other services have been or are currently being provided to Medicore. See "Proposal No. 2 - Ratification of the Appointment of the Independent Auditors" for more information regarding pre-approval policies and fees paid to Wiss & Company, LLC and Moore Stephens, P.C. for services in the fiscal years 2003 and 2002.

      The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2003 with management and the independent auditors. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors, Moore Stephens, represented that their presentations included the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." This review included a discussion with management of the quality of Medicore's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures related to critical accounting estimates. The Audit Committee also reviewed with Medicore's independent auditors the overall scope of their audit and discussed with the independent auditors the result of their examinations, their evaluation of Medicore's internal controls, and the overall quality of Medicore's accounting and financial reporting. In reliance on these views and discussions and the report of the independent auditors, the Audit Committee has recommended to the board, and the board has approved, the inclusion of the audited financial statements in Medicore's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC

      The Audit Committee and the board have also recommended for shareholder ratification the appointment of Moore Stephens, P.C. as the company's independent auditors for fiscal 2004.


                                         The Audit Committee

                                         Charles B. Waddell, Chairman
                                         Peter D. Fischbein
                                         Robert P. Magrann

                                                                  March 29, 2004

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We own approximately 57% of Dialysis Corporation of America, our public subsidiary which is engaged in operating outpatient dialysis centers providing dialysis and ancillary services to patients suffering from chronic kidney failure, providing acute inpatient dialysis treatments in hospitals, and providing homecare services.

      Certain of our officers and directors are officers and/or directors of Dialysis Corporation of America, including Thomas K. Langbein, who holds the position of our Chairman of the Board of Directors, President and Chief Executive Officer, Chairman of the Board of Directors of Dialysis Corporation of America, as well as officer and/or director of the DCA subsidiaries. Mr. Langbein is also the President, sole shareholder and director of Todd & Company, Inc., a securities broker-dealer, currently inactive. Daniel R. Ouzts is our Vice President of Finance and Treasurer and is Vice President of Finance and Treasurer of Dialysis Corporation of America. Mr. Ouzts is the Principal Financial Officer of each company. Lawrence E. Jaffe is a director, Secretary and corporate counsel to Medicore, and is Secretary and corporate counsel to Dialysis Corporation of America. Mr. Jaffe devotes most of his professional services to us and Dialysis Corporation of America from which companies he receives a substantial portion of his professional fees, which for fiscal 2003 aggregated $320,000, of which $156,000 was from Medicore. Each of Messrs. Thomas
K. Langbein, Daniel R. Ouzts and Lawrence E. Jaffe have beneficial common stock ownership in both Medicore and Dialysis Corporation of America. See "Beneficial Ownership the Company's Securities."

      We and Dialysis Corporation of America obtain group health insurance coverage and personal life insurance policies for several executive and key employees through George Langbein, brother of Thomas K. Langbein and until March, 2001, an employee of our Medical Products division. This insurance includes $100,000 of life insurance each covering and owned by Daniel R. Ouzts, our Vice President of Finance and Treasurer and our Principal Financial Officer, and a Vice President of Dialysis Corporation of America, Bonnie Kaplan, one of our key employees (each purchased and paid for by Medicore), and Bart Pelstring, director of and paid for by Dialysis Corporation of America. We also pay for $1,600,000 of life insurance owned by Thomas K. Langbein. See "Executive Compensation." Premiums on all of such insurance totaled approximately $144,000 during 2003. We are of the opinion that the cost and coverage of the insurance are as favorable as can be obtained from unaffiliated parties.

      Certain of our executive and accounting personnel and administrative facilities and of Dialysis Corporation of America, are common. The costs of executive and accounting salaries and other shared corporate overhead for our companies are charged on the basis of time spent. Since the shared expenses are allocated on a cost basis, there is no intercompany profit involved. The amount of expenses for which we charged Dialysis Corporation of America was approximately $200,000 for the year ended December 31, 2003. Utilization of personnel and administrative facilities in this manner enables us to share the cost of qualified individuals with our subsidiary rather than duplicating the costs for the various entities. It is our opinion these services are on terms as favorable as we could receive from unaffiliated parties.

      Dialysis Corporation of America effected a 2-for-1 stock split of its common stock on January 28, 2004. In April, 2000, certain officers and directors of Medicore, Messrs. Anthony C. D'Amore, Peter D. Fischbein, Seymour Friend and Robert Magrann (20,000 shares each (40,000 shares each post split)), and Lawrence E. Jaffe, Secretary and counsel to Dialysis Corporation of America (160,000 shares, plus 100,000 shares obtained by his children of majority age and independent of their father (320,000 shares and 200,000 shares, respectively, post split)), exercised Dialysis Corporation of America options granted under DCA's 1999 Stock Option Plan for 340,000 shares (680,000 shares post split). The exercise was effected with cash for the par value, an aggregate of $3,400 based upon the number of underlying shares on the date of exercise, and the balance, an aggregate of $421,600, also based on the number of underlying shares on the date of exercise, was paid in the form of three-year non-recourse promissory notes due April 20, 2003 at a rate of interest of 6.2% per annum. The notes were extended to and the interest was deferred to April 20, 2004. In February, 2004, each of the foregoing persons repaid the principal and accrued interest of their respective notes in full through the delivery of a sufficient amount of shares of Dialysis Corporation of America which, when multiplied by their fair market value on the date of repayment, equaled the aggregate outstanding indebtedness under the note. All of these notes have since been cancelled.

      In May, 2001, Dialysis Corporation of America loaned its President $95,000 at an annual interest of prime plus 1% (floating) payable on demand but no later than May 11, 2006. Accrued interest aggregated approximately $13,000 at December 31, 2003. The demand loan is collateralized by all of the President's options and underlying common stock of Dialysis Corporation of America, as well as any proceeds from the sale of such common stock.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file reports with the SEC, the Nasdaq Stock Market and our company, indicating their beneficial ownership of common stock of the company and any changes in their beneficial ownership. The rules of the SEC require that we disclose failed or late filings of reports of company stock ownership by our directors and executive officers. To the best of our knowledge, all beneficial ownership reports by these reporting persons for the year 2003 were filed on a timely basis, except that each of Messrs. Langbein, Fischbein, Friend, D'Amore, Jaffe, Magrann and Ouzts each filed one late report on Form 4, relating to shares acquired upon exercise of options in September, 2003.

               PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

      Our Audit Committee has appointed the accounting firm of Moore Stephens, P.C., to audit and report on our financial statements for the year ended December 31, 2004.

      Moore Stephens, P.C. was authorized and appointed by our Audit Committee in November, 2003, to audit and report on our financial statements for our 2003 fiscal year and was formally engaged as the independent auditors in January, 2004. Our retention of Moore Stephens, P.C. was the direct result of notice we received from Wiss & Company, LLP, our former independent auditors, in September, 2003, of its determination to discontinue providing audit services to substantially all of its SEC registrant clients, including us, and its intent to resign as our independent accountants solely as a result of its discontinuing public company audit services, which resignation was to be effective as of the date of our filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. Wiss & Company had been auditing and reporting on our financial statements since fiscal 1998, and Wiss & Company's report on our financial statements for the two fiscal years ended December 31, 2002 contained no adverse opinion or a disclaimer of opinion, nor was qualified or modified as to any uncertainty, audit scope, or accounting principles.

      Additionally, during the two fiscal years ended December 31, 2002 and the subsequent interim period to the date of Wiss & Company's resignation (a) we had no disagreements with Wiss & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Wiss & Company, would have caused Wiss & Company to make reference to the subject matter of the disagreement in connection with its report, and (b)there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

      Upon Wiss & Company's notice of intended resignation, our Audit Committee initiated the process of interviewing and evaluating alternate public accounting firms to succeed as our independent auditors. The Audit Committee met with several regional accounting firms, each with market recognition and considerable experience in performing audit and audit-related work for public companies. After substantial consideration of the proposals, the Audit Committee determined to proceed with Moore Stephens, P.C., based on several factors, including quality of personnel, SEC auditing experience and prospective fees.

      Although shareholder ratification of the appointment of our independent auditors is not required by law on account of the fact that the Audit Committee has sole authority to hire and dismiss the independent auditors, as a matter of good corporate governance our Audit Committee has determined to submit the appointment of Moore Stephens, P.C. as our independent auditors for 2004 to our shareholders for ratification. In the event that the appointment of Moore Stephens, P.C. as independent auditors is not ratified by a majority of the common shares present in person or represented by proxy at the annual meeting, the Audit Committee will not be under any obligation to dismiss Moore Stephens, P.C., but may review its future selection of independent auditors. Moreover, if the appointment of Moore Stephens, P.C. is ratified by the shareholders at the annual meeting, the Audit Committee will not be restricted at any time thereafter from removing Moore Stephens, P.C. and changing its independent auditors if it deems such change to be in the best interests of Medicore.

      Our Audit Committee pre-approves and reviews all audit and permissible non-audit services performed by its independent auditors as well as the fees charged for such services. In its pre-approval of permissible non-audit services and fees, the Audit Committee considers the possible effect of the performance of such services on the auditor's independence. Moreover, the law prohibits public companies from obtaining certain "non-permissible" non-audit services from its auditors in furtherance of the effort to maintain such auditors' independence. To date, we have not obtained any non-permissible non-audit services from either of Wiss & Company, LLP or Moore Stephens, P.C.

      A representative of Moore Stephens, P.C., our auditors for the most recently completed fiscal year, is expected to be present at the annual meeting and will have the opportunity to make a statement, and he will be available to respond to appropriate questions from shareholders. We do not anticipate that a representative of Wiss & Company, LLP, our former auditors, will be present at the annual meeting.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

      Moore Stephens, P.C. performed the audit of our annual financial statements as of and for the year ended December 31, 2003. Wiss & Company, LLP performed the audit of our annual financial statements as of and for the year ended December 31, 2002, and the review of the financial statements included in our Forms 10-Q for 2003 and 2002. The aggregate fees of Moore Stephens, P.C. for professional services rendered for the audit of our financial statements for fiscal 2003 was $15,000.

      Wiss & Company's aggregate fees for professional services rendered for the review of the financial statements included in our quarterly reports on Form 10-Q for fiscal 2003 was $1,500, and for professional services rendered for the audit of our annual financial statements for fiscal 2002, and the review of the financial statements included in our quarterly reports on Forms 10-Q of fiscal 2002 was $16,500.

Audit Related Fees

      Neither of Moore Stephens, P.C. nor Wiss & Company, LLP performed any assurance and related services for Medicore, or any other services reasonably related to the performance of the audit or review of our financial statements during fiscal 2003 and 2002 that were not otherwise audit services as described above.

TAX FEES

      Moore Stephens, P.C. is rendering tax compliance services, namely the calculation and preparation of materials related to estimated taxes and the preparation of tax returns for our 2003 fiscal year, the fees for which are expected to be billed to us in 2004.

      Wiss & Company's aggregate fees billed in fiscal 2003 and 2002 for professional services rendered for tax compliance, namely the calculation and preparation of materials related to estimated taxes and the preparation of tax returns, were $5,000 each year.

ALL OTHER FEES

      Other than the professional services and fees billed as described above under "Audit Fees" and "Tax Fees," neither Moore Stephens, P.C. nor Wiss & Company provided any other services or billed other fees to Medicore or any of our subsidiaries.

      Our Audit Committee has established its pre-approval policies and procedures, pursuant to which it approved the foregoing audit and permissible non-audit services provided by Moore Stephens, P.C. and Wiss & Company, LLP, respectively, in 2003. The Audit Committee's pre-approval policy provides that all audit and permitted non-audit services be reviewed in advance by the Audit Committee for a determination of approval for the performance by our independent auditors of such services. A request or application for the specific services to be provided by our independent auditor is required to be submitted in writing to our Audit Committee and to our Vice President of Finance, who is also our principal financial officer, and must include a detailed description of the services to be rendered. Our Vice President of Finance shall provide our Audit Committee with a written statement as to the scope and applicability of the proposed services of the independent auditors and further communications may be made between and among the independent auditors, our Vide President of Finance and our Audit Committee as may be necessary for requisite clarification and understanding of the proposed services in order to enable the Audit Committee to make a complete and proper evaluation. The Audit Committee, as part of its consideration and evaluation of the proposed services will determine (i) whether any proposed audit or non-audit services are necessary and within the scope of our operations and reporting responsibilities, (ii) whether or not the proposed services will impair the auditor's independence, and (iii) whether or not the proposed services fall within the category of prohibited non-audit services pursuant to the rulings of the SEC on this matter. The Audit Committee will issue a report with respect to its approval or disapproval of the proposed services as well its recommendation to the full board for implementation or rejection of such services, a copy of which will be provided to management. The Audit Committee will monitor the performance of all services provided by the independent auditors and determine whether such services are in compliance with their originally stated scope and applicability and within the Audit Committee's pre-approval report The Audit Committee will report to management on a periodic basis the results of its monitoring, and recommend appropriate action, including termination of the independent auditors for breaches of the scope of the pre-approval policies or for deficiencies in the services provided to us.

--------------------------------------------------------------------------------
      THE BOARD RECOMMENDS YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS, P.C. AS INDEPENDENT AUDITORS OF MEDICORE FOR 2004.
--------------------------------------------------------------------------------


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      For a discussion of the timely requirements for shareholders to submit a proposal for inclusion in the proxy statement and form of proxy relating to the annual meeting to be held in 2005 for our fiscal year ending December 31, 2004, please refer to the Question and Answer section on page 5 of this Proxy Statement.


                  OTHER MATTERS TO BE PRESENTED TO SHAREHOLDERS

      Management is not currently aware of any other matter to be validly presented for action at the annual meeting other than the election of class 3 directors and the ratification of the appointment of independent auditors as proposed in the accompanying Notice of Annual Meeting of Shareholders, and management does not presently intend to bring any other matter before the meeting. If any other matter is properly brought before the meeting by the board or by others, the persons named as proxies in the accompanying proxy, or their representatives, will vote in accordance with their best judgment.


                              AVAILABLE INFORMATION

      We file reports, information statements and other information with the SEC and Nasdaq. Those reports, information statements and other information may be inspected and obtained:

      o at the Public Reference Room of the SEC, Room 1024 - Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549;

      o at the offices of The Nasdaq Stock Market, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006; or

      o from the internet site maintained by the SEC at http://www.sec.gov, which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

      Prescribed rates or modest fees may be charged for copies. For more information on the public reference room, call the SEC at 1-800-SEC-0330.

      We would also be pleased to furnish you with such reports and documents that you may request, most of which will be provided without exhibits. If you request exhibits, there will be a charge for reasonable expenses associated with furnishing those exhibits. See "Financial Statements" below. Please forward your inquiry to our Secretary, Lawrence E. Jaffe, c/o Jaffe & Falk, LLC 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604.

               SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

      In accordance with notices that we send to certain shareholders, we are sending only one copy of our annual report and Proxy Statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs.

      If you received a householded mailing this year and you would like to have additional copies of our annual report and Proxy Statement mailed to you, please submit your request to our corporate Secretary via email at lej@jafalaw.com, by fax to (201) 288-8208, or by mail to Lawrence E. Jaffe, Esq., Dialysis Corporation of America, 777 Terrace Avenue, Hasbrouck Heights, NJ 07604


                              FINANCIAL STATEMENTS

      Our consolidated financial statements for the year ended December 31, 2003 as well as substantial information concerning Medicore, our business operations and properties, the market for our common stock over the last two years, our purchases of our common stock, selected financial data, management's discussion and analysis of financial condition and results of operations, controls and procedures, and more, are included in our Annual Report on Form 10-K for the year ended December 31, 2003, which is being sent to all shareholders (without exhibits) at the same time and together with this Proxy Statement. The Annual Report on Form 10-K includes a list of all exhibits to that Report. Medicore will furnish copies of such exhibits upon written request and payment of our reasonable expenses in furnishing such exhibits. The Annual Report on Form 10-K is available on the SEC's internet site. See "Available Information" above.

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

      There shall be a committee of the board of directors known as the Audit Committee.

COMPOSITION

      The Board of Directors shall appoint an Audit Committee composed of no less than three directors who shall be entirely "independent" as defined by
Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sox Act"), and Securities and Exchange Commission ("SEC") Rule 10A-3(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), and Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. ("Nasdaq"). The SEC rule prohibits any member of the Audit Committee, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee, from (i) accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Company (which term, unless otherwise specifically indicated, includes all of the company's subsidiaries and affiliates) or (ii) being an affiliated person of the Company. Further, in accordance with Nasdaq Rule 4200(a)(15), each member of the Audit Committee must be free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company at any time during the past three years. All members of the Audit Committee shall have a working knowledge of basic finance and accounting practices, i.e., be financially literate, and shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income and cash flow statements. At least one member of the Audit Committee should have financial expertise as determined by the board of directors within the guidelines of Section 407 of the Sox Act and Nasdaq Rule 4350(d)(2)(A)(i), which generally provide for a person, through education and experience (and the board shall evaluate the totality of the individual's education and experience), who has past employment experience in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or experienced in one or more positions that involve the performance of similar functions, or that result, in the judgment of the board, in the person having similar expertise and experience, who has the following attributes:

      o     understanding of GAAP and financial statements

      o experience in applying GAAP in connection with accounting for estimates, accruals, revenues that are generally comparable to the estimates, accruals and reserves, if any, used in the Company's financial statements

      o experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the Company's financial statements

      o experience with internal controls and procedures for financial reporting

      o     understanding audit committee functions

      The financial expert is to assist the Audit Committee in overseeing the audit process and carrying out the functions of the Audit Committee. Whether the Audit Committee has a financial expert or not is primarily a disclosure matter. The Audit Committee members may enhance their knowledge and familiarity with finance and accounting by participating in educational programs.

      The members of the Audit Committee shall be elected by the board at the annual organizational meeting of the board, or until their successors shall be duly elected and qualified. The members of the Audit Committee may designate a chairman by a majority vote of the full Audit Committee, or the chairman of the Audit Committee may otherwise be elected by the full board of directors.

STATEMENT OF POLICY

      The Audit Committee shall provide assistance to the board of directors in fulfilling their responsibilities to the shareholders and the investment community relating to accounting, reporting practices, the quality and integrity of financial reports of the Company, and shall have general responsibility for surveillance of internal controls and accounting and audit services to the Company. The Audit Committee, and any member of the Audit Committee, including any member determined to be a financial expert, does not prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. To accomplish these ends, the Audit Committee will maintain open communication between the board of directors, the independent auditors, the internal accountants, and management of the Company.

      The Audit Committee in assisting the board in fulfilling its oversight responsibilities will include reviewing:

            o the financial reports and other financial information provided by the Company to any governmental body or the public

            o the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the board of directors have established

            o the Company's auditing, accounting, and financial reporting processes generally

            o all related party transactions as referred to in SEC Regulation S-K, Item 404, for potential conflict of interest situations, which must be approved by the Audit Committee

      The Audit Committee will attempt to encourage continuous improvement of, and will attempt to foster adherence to, the Company's policies, procedures and practices at all levels.

DUTIES AND RESPONSIBILITIES

      The Audit Committee's primary duties and responsibilities are to:

      Independent Auditor/Audit

      o     select and retain the independent auditor

      o     determine the compensation and compensate the independent auditor

      o     right to terminate independent auditor when circumstances warrant

      o pre-approve all audit services, meet with the independent auditors to review the annual engagement letter, the scope of the proposed audit for the current year, and the audit procedures to be utilized; consider the fees for the audit; at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors

      o     oversight of independent auditor

      o confirm and assure the independence of the independent auditors, including a review of all significant relationships the independent auditor may have with the Company; receive from the independent auditor a written statement delineating all relationships between the independent auditor and the Company, consistent with Independent Standards Board Standard 1, and actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor

      o     resolve management auditor disagreements

      o review with management and the independent auditors the completion of the annual examination, any significant changes in the independent auditors' audit plan, any difficulties or disputes with management encountered during the course of the audit, and other matters related to the content of the audit, which are to be communicated to the Audit Committee

      o     pre-approve all permitted non-audit services

            - may delegate pre-approval to other members provided decisions presented to full Audit Committee

            -     de minimus exception if

                  (i) all non-audit services (not otherwise prohibited) do not exceed 5% of total payments by the Company to the auditor for that fiscal year

                  (ii) services not recognized as non-audit services at the time of the engagement

                  (iii) services prompltly brought to the attention of the Audit
                        Committee and approved prior to the completion of the audit

      o review and discuss with management and the independent auditors the financial statements of the Company including an analysis of the auditor's judgment as to the quality of the Company's accounting principles

      o recommend to the board of directors whether, based on the review and discussions described in above items, the financial statements should be included in the Annual Report on Form 10-K

      o review and discuss with management and the independent auditors (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and
            (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements

      o review and discuss with management and the independent auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports

      Administrative

      o     create an agenda for the upcoming year

      o review and update this Charter periodically, at least annually, as conditions dictate

      o maintain minutes and other records of meetings and activities of the Audit Committee

      o review the powers of the Audit Committee, and report and make recommendations to the board of directors on its responsibilities

      o conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities; the Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation

      o consider such other matters in relation to the financial affairs of the Company and its accounts as the Audit Committee may, at its discretion, determine to be advisable

      o perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors

      o the duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the board of directors

      Financial Processes and Reporting

      o review with the independent auditors and with the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures, or particular areas where new or more detailed controls or procedures are desirable; particular emphasis should be given to the adequacy of such internal controls and computerized information systems controls and security, to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper; periodically consult with the independent auditors out of the presence of management about internal controls

      o     review the internal accounting functions of the Company

      o review the financial statements contained in the annual report to shareholders and other filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the disclosure and content of the financial statements; any changes in accounting principles to be reviewed

      o     consider and review with management and the chief financial officer:

            - significant findings during the year, including the status of previous audit recommendations and management's responses thereto

            - any difficulties encountered in the course of the audit, including any restrictions on the scope of the work or access to required information

            -     any changes required in the planned scope of the audit

            -     the internal accounting department budget and staffing

      o review and concur on the appointment, replacement, reassignment, or dismissal of chief financial officer or other director of internal accounting (or auditing)

      o review accounting and financial human resources and succession planning within the Company

      o inquire of management, the chief financial officer or the director of internal accounting (or auditing), and the independent auditors about significant risks or exposures, and assess the steps management has taken to minimize such risks to the Company

      o review policies and procedures and general controls relating to officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of these areas by the internal accounting department or the independent auditors

      o review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators

      o review with management, the independent auditors, and the internal accounting department the interim financial reports before such are filed with the SEC or other regulators; review press releases with regard to interim financial reports

      o review any internal reports to management prepared by the internal accounting department and management's response

      Reports and Meetings with Management, Auditors, and Internal Accountants

      o meet with the chief financial officer or director of internal accounting (or auditing), the independent auditors, and management in separate executive sessions to discuss any matters that the audit committee or these groups should discuss privately with the audit committee

      o prepare a letter for inclusion in the annual report that describes the audit committee's composition and responsibilities and how they were discharged

      Complaints and Anonymity

      o establish procedures for receipt, retention and resolution of complaints and protection of whistleblowers

            - complaints received by the Company regarding accounting, internal accounting controls and auditing matters

            - procedures for confidential, anonymous submission by employees relating to concerns regarding questionable accounting or auditing matters


MEETINGS

      The Audit Committee shall meet in executive sessions at least four times annually, or more frequently as circumstances dictate. In addition, to satisfy its responsibilities, the Audit Committee should meet at least annually with management, the members or head of the internal accounting department, and the independent auditors, in separate and/or joint executive sessions with a combination of any of the aforementioned parties to discuss any matters that the Audit Committee or each of these groups believe should be discussed in order to strengthen the effectiveness of the Audit Committee, and to provide for accountability among the Company's Audit Committee, outside directors, and management, and to enhance the reliability and credibility of financial statements of the Company.

      Further, the Audit Committee, or at least its chairman, should meet with the independent auditors and management quarterly to review the Company's financial statements, consistent with the Company's requirements in filing quarterly reports and annual reports as otherwise set forth in this Charter. Special meetings may be called by the chairman of the Audit Committee, or at the request of the independent auditors.

      The Audit Committee shall report to the full board of directors with respect to its meetings.

      The majority of the members of the Audit Committee shall constitute a quorum.


INVESTIGATIONS

      The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities, and shall have the authority to retain and the board to provide funds to compensate outside advisors to assist in the conduct of any investigation.


LIMITATIONS

      The Audit Committee is responsible for the duties set forth in this Charter, but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the design, implementation and oversight of the disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      APPENDIX B

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

      There shall be a committee of the board of directors known as the Nominating Committee.

COMPOSITION

      The board of directors shall annually, or more frequently as necessary to fill vacancies or to replace members in the interim, appoint no less than three directors to the Nominating Committee each of whom shall be entirely "independent" as defined by Rule 4200(a)(15) of The Nasdaq Stock Market, Inc.

      The board shall designate one of the Committee members to act as Chairperson.

      The Committee may appoint a subcommittee(s) of one or two of its members and may delegate to any such subcommittee full authority to address any of the Committee's responsibilities.

STATEMENT OF POLICY

      The Nominating Committee shall provide assistance to the board of directors in fulfilling their responsibilities to the company's shareholders and the investment community relating to identifying individuals qualified to become board and committee members.

      To accomplish this mission, the Nominating Committee will maintain open communication between itself, the board and management.

      The Nominating Committee will attempt to engage continuous improvement of, and will attempt to foster adherence to, the company's policies, procedures and practices.

DUTIES AND RESPONSIBILITIES

      o review the qualifications of and recommend to the board of directors nominees for directors to be submitted to the shareholders for election at each annual meeting of shareholders

      o recommend to the board of directors qualified director nominees to be elected by the board of directors to fill vacancies and newly created directorships

      o review and consider candidates for election as directors submitted by shareholders in compliance with the company's by-laws

      o consider and make recommendations to the board of directors concerning the size and composition of the board of directors

      o develop and recommend to the board of directors guidelines and criteria to determine the qualifications of directors

      o review and recommend director nominees for each committee of the board

      o coordinate with management and other reference sources, including, among others, search firms, to identify director candidates

      o support appropriate opportunities for new board members to receive proper orientation to the company and their role as a member of the board

      The Nominating Committee will be funded by the company to effect its duties and responsibilities, including, but not limited to, administrative fees and expenses and retaining search firms. The Nominating Committee shall have the sole authority to approve a search firm's fees, other retention terms, overall performance, and to terminate any of such search firms.

      The Nominating Committee should pursue qualified individuals that would provide the board of directors with a mix of individuals, male and female, of different ages, experiences and races, who would provide the board, the company and its stockholders with new, exciting perspectives and skills. Criteria for evaluation of qualified director candidates include:

      o     business and financial acumen

      o     time availability

      o     education and training

      o     commitment to business ethics and the company's Code of Ethics

      o     experience in leadership roles

      o     record of accomplishment

      o     knowledge of the company's industry

      o     experience and knowledge of corporate governance practices

      o     independence as defined in The Nasdaq Stock Market Rules

      o     absence of conflicts with the company's operations or personnel

      o character of high respect and integrity; no conviction or involvement in any criminal proceedings; no civil or administrative proceedings, past or pending, relating to any violation of federal, state or self-regulatory securities or commodities rules and regulations; not subject, personally or in any affiliated business or business entity, to any action, proceeding, order, injunction or decree, including, but not limited to, any civil, administrative or other regulatory matter within the past five years or currently ongoing or threatened concerning the purchase or sale of any security or commodity, or any transaction relating to securities, commodities or the securities or investment industry generally


ADMINISTRATIVE

      o     create an agenda for the upcoming year

      o review and update this Charter periodically, at last annually, as conditions dictate

      o maintain minutes and other records of meetings and activities of the Nominating Committee

      o review the powers of the Nominating Committee, and report and make recommendations to the board of directors on its responsibilities

      o conduct or authorize investigations into any matters within the Nominating Committee's scope of responsibilities; the Nominating Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation

      o perform such other functions as assigned by law, the company's certificate of incorporation or by-laws, or the board of directors


MEETINGS

      The Nominating Committee shall meet at least once annually, or more frequently as circumstances dictate. In addition, to satisfy its responsibilities, the Nominating Committee should meet at least annually with management to discuss any matters that the Nominating Committee or management believe should be discussed in order to strengthen the effectiveness of the Nominating Committee.

      The Nominating Committee shall report to the full board of directors with respect to its meetings.

      The majority of the members of the Nominating Committee shall constitute a quorum

                                                                      APPENDIX C


                                      PROXY
                                 MEDICORE, INC.


The Board of Directors Solicits This Proxy

      The undersigned appoints Thomas K. Langbein or Lawrence E. Jaffe, with power of substitution in each, proxies to vote all the shares of MEDICORE, INC. which the undersigned may be entitled to vote as a stockholder of record on April 16, 2004 at the Annual Meeting of Shareholders to be held Thursday, June 3, 2004, or any adjournment thereof.

      When properly executed and returned in a timely manner, this proxy will be voted at the Annual Meeting and any adjournment thereof in the manner directed herein. If you do not specify otherwise for each proposal, the proxy will be voted as recommended by the board of directors. The board of directors recommends a vote FOR Proposals 1 and 2.

1.    Election of Directors:

      Nominees for Class 3 directors: THOMAS K. LANGBEIN, SEYMOUR FRIEND and CHARLES B. WADDELL

      [_]   FOR ALL director nominees listed; [_] WITHHOLD AUTHORITY to vote for all director nominees listed.

--------------------------------------------------------------------------------
      (To withhold authority to vote for an individual nominee, write that nominee's name on the line above)


2. Ratify the appointment of Moore Stephens, P.C. as independent auditors for 2004.

      [_]  FOR                     [_]  AGAINST                 [_]  ABSTAIN


3. In their discretion such other business as may properly come before the meeting.


(Back side of the card)


IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.


Signatures(s) should be exactly as your name(s) appears on this proxy. If signing as executor, administrator, trustee, guardian or attorney, please give full title when signing. If stock is registered in the names of joint owners, the proxy should be signed by each. If the stockholder is a corporation, sign full corporate name by a duly authorized officer.


----------------------------------------------
                  (Signature)


----------------------------------------------
                  (Signature)


Dated:___________________________, 2004


For better communications with shareholders, we would appreciate your electronic mail (e-mail) address: ____________ __________________________. Your e-mail address will not be provided to any other person except for our company communications with you. We hope you will take advantage of this more efficient means of communication with our company.


                                      C-1